AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (the "Amendment") is made and entered into this 26th day of January,2024 (the "Effective Date"), by and among FinWise Bancorp, a Utah banking holding company ("Buyer"), Business Funding Group, LLC, a Connecticut limited liability company (the "Company"), certain members of the Company (each a "Seller" and collectively, the "Sellers") and the natural persons identified on the signature pages who beneficially own the membership interests in the Company held by the Sellers who are not natural persons (collectively the "Beneficial Owners"). Buyer, the Company, Sellers and Beneficial Owners are sometimes referred to hereafter individually as a "Party" and collectively as the "Parties". Any capitalized terms used in this Amendment that are not defined in this Amendment shall have the meaning set forth in the Agreement.

RECITALS

WHEREAS, Buyer, the Company, Sellers and Beneficial Owners entered into a Membership Interest Purchase Agreement, July 25, 2023 (the "Agreement"), whereby Buyer agreed to acquire from Sellers 10,000 Class A Voting Units in the Company in consideration for issuing Sellers shares of FinWise stock; and

WHEREAS, the Parties desire to amend the Agreement to, among other things: (1) change the Units of Membership Interest to be acquired by Buyer from Class A Voting Units to Class B Non-Voting Units; and (2) reduce the number of shares of par value $0.001 Common Stock of Buyer to be issued to Sellers as a result of the increase in the share price of Buyer's Common Stock on the Nasdaq National Market since the date of the Agreement.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises and covenants hereinafter set forth, this Amendment and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend and confirm the Agreement as follows:

1. Definition of 10% Membership Interest. The phrase "10% Membership Interest" shall mean 10,000 Class B Non-Voting Units acquired by Buyer pursuant to the Agreement, as amended hereby.

2. Section 1.1. Section 1.1 of the Agreement is hereby amended by deleting Section 1.1 in its entirety and replacing it as follows:

> **1.1 Sale and Purchase of Membership Interest.** Subject to the terms and conditions of this Agreement, Buyer agrees to purchase and acquire from the Sellers, and the Sellers collectively agree to sell, assign, transfer and deliver to Buyer, on the Closing Date (as defined in Section 3.1 below), Units representing a 10% membership interest in the Company, free and clear of liens, claims and encumbrances of any kind. Buyer currently owns a 10% membership interests in the Company, which interest is comprised of Class A Voting Units representing 4.7% of the aggregate Membership Interests of the Company and Class B Non-Voting Units representing 5.3% of the aggregate Membership Interests of the Company. Upon Closing, Buyers shall own 20% of the Company's outstanding Membership Interests, on a fully-diluted basis. The Class A Voting Units held by Buyer shall represent the 4.7% of the Company's

outstanding Units of Membership Interest. The Class B Non-Voting Units shall represent 15.3 % of the Company's outstanding Units of Membership Interest.

3. Section 2.1. Section 2.1 of the Agreement is hereby amended by deleting Section 2.1 in its entirety and replacing it as follows:

2.1 Payment of Purchase Price for Membership Interests. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants of the Sellers and Beneficial Owners herein set forth, and as consideration for the purchase and sale of the 10% Membership Interest, at Closing, Buyer shall issue to each Seller 84,794 shares of par value $0.001 Common Stock of Buyer, or an aggregate of 339,176 shares of par value $0.001 Common Stock of Buyer (the "Exchange Shares"). The Class A Voting Units sold by each Seller shall be converted to Class B Non-Voting Units immediately upon the transfer to Buyer. The number of Company Class A Voting Units being sold by each Seller and the number of Exchange Shares to be received in consideration therefore is set forth on Schedule 2.1 hereto.

4. Section 8.7. Section 8.7 of the Agreement is hereby amended by deleting Section 8.7 in its entirety and replacing it as follows:

8.7 Amendment of the Company's Operating Agreement. The Company and each of its members including the Buyer and the Sellers shall contemporaneously with the Closing, amend the Company's Operating Agreement to authorize 15,300 Class B Non-Voting Units so that 15.3% of the Company's Units are Class B Non-Voting Units and to simultaneously convert the Units sold to Buyer herein to Class B Non-Voting Units.

5. Section 9.7. Section 9.7 of the Agreement is hereby amended by deleting Section 9.7 in its entirety and replacing it as follows:

9.7 Amendment of the Company's Operating Agreement. The Company, and each of its members including the Buyer and the Sellers shall, contemporaneously with the Closing, amend the Company's Operating Agreement to authorize 15,300 Class B Non-Voting Units so that 15.3% of the Company's issued Units are Class B Non-Voting Units and to simultaneously convert the Units sold to Buyer herein to Class B Non-Voting Units.

6. Section 11.1. Section 11.1 is hereby amended to change the dates in subsections (a) and (b) from September 30, 2023 February 29, 2024.

7. Class B Non-Voting Units. The Agreement is further amended to delete any provisions providing for the conversion of the 5,300 Class B Non-Voting Units currently held by Buyer into Class A Voting Units. The Class B Non-Voting Units currently held by Buyer shall not be converted into Class A Voting Units, but shall remain Class B Non-Voting Units. Any reference to Buyer's post-closing ownership of the Company's Units shall also be amended to provide that post-closing Buyer will own 4,700 Class A Voting Units and 15,300 Class B Non-

Voting Units. Any provisions in the Agreement that are inconsistent with this paragraph are hereby amended or deleted.

8. Effect of Amendment. This Amendment is incorporated in and supersedes all contrary terms of the Agreement with respect to the items addressed herein. Except as specifically modified by this Amendment, all other terms and provisions in the Agreement as amended, shall remain in full force and effect. The Agreement and this Amendment contain the entire understanding and agreement of the Parties related to the subject matter hereof and thereof, and supersede all prior and contemporaneous oral and written agreements or understanding with respect to the subject matter hereof and thereof. In the event of any conflict between the provisions of this Amendment and the provisions of the Agreement, this Amendment will control.

9. Miscellaneous. Each party represents and warrants that it has the power and authority to execute this Amendment. This Amendment may be signed in counterpart or duplicate copies, and any signed counterpart or duplicate copy shall be equivalent to a signed original for all purposes.

[*Signatures Follow*]

IN WITNESS WHEREOF, each of the parties hereto and in the capacity indicated below has executed this Agreement as of the day and year first above written.

BUYER:

FINWISE BANCORP

/s/ Kent Landvatter

By: Kent Landvatter
Its: President and CEO

THE COMPANY:

BUSINESS FUNDING GROUP, LLC

/s/ Steven Rabinovici

By: Steven Rabinovici
Its: Chairman

IN WITNESS WHEREOF, each of the parties hereto and in the capacity indicated below has executed this Agreement as of the day and year first above written.

SELLERS:

/s/ Yaakov Markowitz
Yaakov Markowitz

Nyrmac, LLC

/s/ Jarrett Prussin
By: Jarrett Prussin
Its: Manager

OIC Nominees Limited

/s/ Paul Brown
By: Paul Brown
Its: Member

Mendy Wilenkin LLC

/s/ Menachem Wilenkin
By: Menachem Wilenkin
Its: Manager

IN WITNESS WHEREOF, each of the parties hereto and in the capacity indicated below has executed this Agreement as of the day and year first above written.

/s/ Jarrett Prussin

Jarrett Prussin
Beneficial Owner of Nyrmac, LLC

/s/ Paul Brown

Paul Brown
Beneficial Owner of OIC Nominees Limited

/s/ Menachem Wilenkin

Menachem Wilenkin
Beneficial Owner of Mendy Wilenkin, LLC